EX-99.1

SHOE CARNIVAL ANNOUNCES APPOINTMENT OF ERIK GAST AS CHIEF FINANCIAL OFFICER

Gast to succeed W. Kerry Jackson, effective April 24, 2023

Gast brings over 30 years of experience in finance, including with major retailers and customer facing brands

Evansville, Indiana, March 16, 2023 - Shoe Carnival, Inc. (Nasdaq: SCVL) (the “Company”), a leading retailer of footwear and accessories for the family, today announced that Erik Gast has been named the Company’s Executive Vice President, Chief Financial Officer, effective April 24, 2023.

Bringing over 30 years of finance experience with both private and public companies, Mr. Gast will join the Company from Fleet Farm Group, LLC, where he has been the Executive Vice President & Chief Financial Officer since 2020. In that role, Mr. Gast was instrumental in driving improved financial performance and developing long term strategic plans. Prior to that position, Mr. Gast held numerous executive leadership roles at other major retailers and customer facing brands, including serving as the Senior Vice President, Finance & Chief Accounting Officer at Great Wolf Resorts and serving in Vice President, Finance, Controller and Treasurer positions at Pilot Travel Centers, Family Dollar and Ace Hardware. Mr. Gast holds a bachelor’s degree in accounting from Bethany College and an MBA from The Ohio State University and is a Certified Public Accountant.

Mark J. Worden, the Company’s President and Chief Executive Officer, commented, “We’re excited to welcome Erik to our leadership team. His distinguished career in finance and accounting, along with his experience in strategic planning, mergers and acquisitions, and his deep knowledge of the retail industry, will play a key role in our strategic growth initiatives as we seek to become a multi-billion-dollar retailer.”

Mr. Gast succeeds W. Kerry Jackson, who will be retiring after a 35-year career with the Company. Mr. Jackson will continue to serve as the Company’s Senior Executive Vice President, Chief Financial and Administrative Officer and Treasurer until April 24, 2023, and will remain with the Company as its Chief Administrative Officer until his retirement on May 9, 2023 to assist with the transition.

Mr. Worden further commented, “On behalf of the Board of Directors and management, I’d also like to thank Kerry for his leadership and many contributions over the course of his career with Shoe Carnival. Kerry has helped Shoe Carnival accomplish numerous significant milestones, including our initial public offering in 1993, exceeding the $1 billion annual sales mark in fiscal 2016 and completing our first acquisition in the Company’s history in 2021. We deeply appreciate his contributions and wish him the best in his well-earned retirement.”

About Shoe Carnival

Shoe Carnival, Inc. is one of the nation’s largest family footwear retailers, offering a broad assortment of dress, casual and athletic footwear for men, women and children with emphasis on national name brands. As of March 16, 2023, the Company operates 397 stores in 35 states and Puerto Rico under its Shoe Carnival and Shoe Station banners and offers shopping at www.shoecarnival.com and

www.shoestation.com. Headquartered in Evansville, IN, Shoe Carnival, Inc. trades on The Nasdaq Stock Market LLC under the symbol SCVL. Press releases and the Company’s annual report are available on the Company's website at www.shoecarnival.com.

Contact Information

W. Kerry Jackson

Shoe Carnival Investor Relations

(812) 867-4034

Cautionary Statement Regarding Forward-Looking Information

As used herein, “we”, “our” and “us” refer to Shoe Carnival, Inc. This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties, including statements relating to expectations and projections regarding the Company’s future performance. A number of factors could cause our actual results, performance, achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. These factors include, but are not limited to: our ability to control costs and meet our labor needs in a rising wage, inflationary, and/or supply chain constrained environment; our ability to maintain current promotional intensity levels; the duration, spread and any remaining effects of the COVID-19 pandemic, mitigating efforts deployed, including the effects of government stimulus on consumer spending, and the pandemic’s overall impact on our operations; our ability to achieve expected operating results, synergies, and other benefits from the Shoe Station acquisition within expected time frames, or at all; the potential impact of national and international security concerns, including those caused by war and terrorism, on the retail environment; general economic conditions in the areas of the continental United States and Puerto Rico where our stores are located; the effects and duration of economic downturns and unemployment rates; changes in the overall retail environment and more specifically in the apparel and footwear retail sectors; our ability to generate increased sales; our ability to successfully navigate the increasing use of online retailers for fashion purchases and the impact on traffic and transactions in our physical stores; the success of the open-air shopping centers where many of our stores are located and its impact on our ability to attract customers to our stores; our ability to attract customers to our e-commerce platform and to successfully grow our omnichannel sales; the effectiveness of our inventory management, including our ability to manage key merchandise vendor relationships and direct-to-consumer initiatives; changes in our relationships with other key suppliers; changes in the political and economic environments in, the status of trade relations with, and the impact of changes in trade policies and tariffs impacting, China and other countries which are the major manufacturers of footwear; the impact of competition and pricing; our ability to successfully manage and execute our marketing initiatives and maintain positive brand perception and recognition; our ability to successfully manage our current real estate portfolio and leasing obligations; changes in weather, including patterns impacted by climate change; changes in consumer buying trends and our ability to identify and respond to emerging fashion trends; the impact of disruptions in our distribution or information technology operations; the impact of natural disasters, other public health crises, political crises, civil unrest, and other catastrophic events on our operations and the operations of our suppliers, as well as on consumer confidence and purchasing in general; risks associated with the seasonality of the retail industry; the impact of unauthorized disclosure or misuse of personal and confidential information about our customers, vendors and employees, including as a result of a cybersecurity breach; our ability to successfully execute our business strategy, including the availability of desirable store locations at acceptable lease terms, our ability to identify, consummate or effectively integrate future acquisitions, our ability to implement and adapt to new technology and systems, our ability to open new stores in a timely and profitable manner, including our entry into major new markets, and the availability of sufficient funds to implement our business plans; higher than anticipated costs associated with the closing of underperforming stores; the inability of manufacturers to deliver products in a timely manner; an increase in the cost, or a disruption in the flow, of imported goods; the impact of regulatory changes in the United States, including minimum wage laws and regulations, and the countries where our manufacturers are located; the resolution of litigation or regulatory proceedings in which we are or may become involved; continued volatility and disruption in the capital and credit markets; future stock repurchases under our stock repurchase program and future dividend payments; and other factors described in the Company’s SEC filings, including the Company’s latest Annual Report on Form 10-K. In addition, these forward-looking statements necessarily depend upon assumptions, estimates and dates that may be incorrect or imprecise and involve known and unknown risks, uncertainties and other factors. Accordingly, any forward-looking statements included in this press release do not purport to be predictions of future events or circumstances and may not be realized. Forward-looking statements can be identified by, among other things, the use of forward-looking terms such as “believes,” “expects,” “aims,” “may,” “will,” “should,” “seeks,” “pro forma,” “anticipates,” “intends” or the negative of any of these terms, or comparable terminology, or by discussions of strategy or intentions. Given these uncertainties, we caution investors not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. We disclaim any obligation to update any of these factors or to publicly announce any revisions to the forward-looking statements contained in this press release to reflect future events or developments.